                                                                Exhibit 10.30(b)


    Signature Page to Securities Purchase Agreement -- Additional Investment

        These signature pages are dated as of October 28, 2002 and constitute a legally binding supplement to the Securities Purchase Agreement dated as of October 10, 2002 between Superconductor Technologies Inc. and the Initial Investors named therein (the "Agreement"). Capitalized terms have the meanings assigned to them in the Agreement, and section references herein refer to sections of the Agreement. All representation and warranties are made as of the original date of the Agreement.

        The Agreement contemplates an aggregate investment in the Company between $15,000,000 and $20,000,000 on the Closing Date. The Initial Investors committed on October 10, 2002 to invest approximately $15.0 million on the Closing Date. Section 9.1 permits the sale of an additional $5.0 million of securities at the same price and on the same terms under the Agreement to a limited number of Additional Investors by having them execute these signature pages to the Agreement. Such sales are subject to certain conditions described in Section 9.1 and a right of first refusal described in Section 9.2.

        The Initial Investors and Additional Investors listed below desire to purchase, and the Company desires to issue and sell, upon the terms and conditions set forth in the Agreement, the following additional securities: (1) an aggregate of 5,263,317 shares of Common Stock and (2) Warrants to purchase up to an aggregate of 1,315,830 shares of Common Stock. These securities are in addition to, and not lieu of, the securities subscribed for by the Initial Investors on October 10, 2002.

        The Company represents and warrants that the sale of the foregoing securities complies with the conditions in Section 9.1. The Initial Investors have elected to subscribe for most of the remaining securities available under the Agreement (as set forth below opposite their names) and hereby waive the procedures concerning their right of first refusal in Section 9.2 with respect to the sale of securities to the Additional Investors as set forth below.

        IN WITNESS WHEREOF, the undersigned Initial Investors, Additional Investors and the Company have caused these signature pages to the Agreement to be duly executed in accordance with the provisions of Section 9 of the Agreement.

                                      "COMPANY"

                                      SUPERCONDUCTOR TECHNOLOGIES INC.


                                      By:
                                         ---------------------------------------
                                          M. Peter Thomas
                                          President and Chief Executive Officer

                                           "ADDITIONAL INVESTORS"

RESIDENCE:  California                      JUPITER PARTNERS

Investment Amount:  $525,000
                  -----------
Common Shares:   552,632
              ---------------
Warrant Shares:  138,158                     By:
               --------------                   --------------------------------
                                                   Alan R. Brudos, Partner
Address for Notice:
Jupiter Partners
c/o Bryan & Edwards
600 Montgomery St., 35th Floor
San Francisco, CA 94111


RESIDENCE:  California
                                             WILLIAM C. EDWARDS TRUST UA 9/22/88
Investment Amount:  $200,000
                  ------------
Common Shares:   210,526
              ----------------
Warrant Shares:  52,632
               ---------------
                                             -----------------------------------
Address for Notice:                              William C. Edwards, Trustee
William C. Edwards
3000 Sand Hill Road
Bldg.1 -- Suite 190
Menlo Park, CA 94025


RESIDENCE:  California                        CREE ADAMS EDWARDS, TRUSTEE, CREE
                                              & JENNIFEREDWARDS FAMILY TRUST
Investment Amount:  $24,985
                  ----------
Common Shares:   26,300                       By: Palo Alto Investors LLC
              --------------                  Title: Investment Advisor
Warrant Shares:  6,575
               -------------

Address for Notice:                           By:  Palo Alto Investors
Mr. Will Edwards                              Title: Manager
Palo Alto Investors
470 University Avenue
Palo Alto, CA 94301                           By:
                                               --------------------------------
                                              Name:  William L. Edwards
                                              Title: President

                                          WILLIAM H. DRAPER REVOCABLE TRUST
RESIDENCE:  California

                                          By: Palo Alto Investors LLC
Investment Amount:  $15,200               Title: Investment Advisor
                  ----------
Common Shares:        16,000
              --------------
Warrant Shares:        4,000              By: Palo Alto Investors
               -------------              Title: Manager


Address for Notice:
Mr. Will Edwards
Palo Alto Investors                       By:
470 University Avenue                        -----------------------------
Palo Alto, CA 94301                       Name: William L. Edwards
                                          Title: President


RESIDENCE:  California                    FRED M. GIBBONS

Investment Amount: $25,460                By: Palo Alto Investors LLC
                  -----------             Title: Investment Advisor
Common Shares:     26,800
              ---------------
Warrant Shares:     6,700
               --------------
                                          By: Palo Alto Investors
                                          Title: Manager
Address for Notice:
Mr. Will Edwards
Palo Alto Investors
470 University Avenue                     By:
Palo Alto, CA 94301                          ------------------------------
                                          Name: William L. Edwards
                                          Title: President

RESIDENCE:  California                    PAUL C. EDWARDS

Investment Amount:  $24,985              By: Palo Alto Investors LLC
                  -------------          Title: Investment Advisor
Common Shares:       26,300
              -----------------
Warrant Shares:      6,575
               ----------------
                                          By: Palo Alto Investors
                                          Title: Manager
Address for Notice:
Mr. Will Edwards
Palo Alto Investors
470 University Avenue                     By:
Palo Alto, CA 94301                          ------------------------------
                                          Name: William L. Edwards
                                          Title: President

                                         UBTI FREE, L.P.
RESIDENCE:  California

                                         By: Palo Alto Investors LLC
Investment Amount:  $ 47,025             Title: Investment Advisor
                  ------------
Common Shares:        49,500
              ----------------
Warrant Shares:       12,375             By: Palo Alto Investors
               ---------------           Title: Manager

Address for Notice:
Mr. Will Edwards
Palo Alto Investors                      By:
470 University Avenue                       ------------------------------------
Palo Alto, CA 94301                      Name: William L. Edwards
                                         Title: President


RESIDENCE:  California                   WILLIAM C. EDWARDS REVOCABLE
                                         TRUST, U/A 9/22/88

Investment Amount: $172,345.20
                  -------------
Common Shares:      181,416            By: Palo Alto Investors LLC
              -----------------        Title: Investment Advisor
Warrant Shares:      45,354
               ----------------
Address for Notice:                      By:  Palo Alto Investors
Mr. Will Edwards                         Title:  Manager
Palo Alto Investors
470 University Avenue
Palo Alto, CA 94301                      By:
                                            -----------------------------------
                                         Name: William L. Edwards
                                         Title: President


                                        "INITIAL INVESTORS"

RESIDENCE:  California                   ALLOY VENTURES 2002, L.P.

Investment Amount: $1,601,752.25
                  --------------
Common Shares:    1,686,055
              ------------------
Warrant Share       421,514           By:
               -----------------            -----------------------------------
                                              Alloy Ventures 2002, LLC
Address for Notice:                      Title:  General Partner
John F. Shoch, Ph.D.
Alloy Ventures                           Managing Member of
480 Cowper Street, 2nd Floor             Alloy Ventures 2002, LLC
Palo Alto, CA 94301

RESIDENCE:  California                   ALLOY PARTNERS 2002, L.P.

Investment Amount: $43,247.80
                  ------------
Common Shares:        45,524
              ----------------
Warrant Shares:       11,381             By:
               ---------------              --------------------------------
                                              Alloy Ventures 2002, LLC
Address for Notice:                      Title: General Partner
John F. Shoch, Ph.D.
Alloy Ventures                           Managing Member of
480 Cowper Street, 2nd Floor             Alloy Ventures 2002, LLC
Palo Alto, CA 94301


RESIDENCE:  Delaware                     WILMINGTON SECURITIES, INC.

Investment Amount:  $ 0
                  ------------
Common Shares:        0
              ----------------
Warrant Shares:       0                  By:
               ---------------              --------------------------------
                                            Andrew H. McQuarrie, President
Address for Notice:
Wilmington Securities, Inc.
824 Market Street, Suite 900
Wilmington, DE 19801
Attn:  Andrew H. McQuarrie


RESIDENCE:  Pennsylvania                 HENRY L. HILLMAN, ELSIE HILLIARD
                                         HILLMAN AND C.G. GREFENSTETTE,
Investment Amount:  $810,000            TRUSTEES OF THE HENRY L.HILLMAN
                  -------------          TRUST U/A/T DATED NOVEMBER 18, 1985
Common Shares:     852,632
              -----------------
Warrant Shares:    213,158
               ----------------


Address for Notice:                      By:
c/o Maurice J. White                        --------------------------------
The Hillman Company                         C.G. Grefenstette, Trustee
1800 Grant Building
Pittsburgh, PA 15219
shares and  warrants

RESIDENCE:  Pennsylvania                C.G. GREFENSTETTE AND L.M. WAGNER,
                                        TRUSTEES U/A/T DATED DECEMBER 30,
Investment Amount:   $0                 1976 FOR THE CHILDREN OF JULIET LEA
                  -----------          HILLMAN SIMONDS
Common Shares:        0
              --------------
Warrant Shares:       0
               -------------
                                         By:
Address for Notice:                         ---------------------------------
c/o Maurice J. White                        C.G. Grefenstette, Trustee
The Hillman Company
1800 Grant Building                      By:
Pittsburgh, PA 15219                        --------------------------------
                                            L.M. Wagner, Trustee

RESIDENCE:  Pennsylvania                 C.G. GREFENSTETTE AND L.M. WAGNER,
                                         TRUSTEES U/A/T DATED DECEMBER 30, 1976
Investment Amount:   $0                  FOR THE CHILDREN OF AUDREY HILLMAN
                  --------               FISHER
Common Shares:       0
              ------------
Warrant Shares:      0
               ------------
Address for Notice:                      By:
c/o Maurice J. White                        ---------------------------------
The Hillman Company                         C.G. Grefenstette, Trustee
1800 Grant Building
Pittsburgh, PA 15219                     By:
                                            --------------------------------
                                            L.M. Wagner, Trustee


RESIDENCE:  Pennsylvania                 C.G. GREFENSTETTE AND L.M. WAGNER,
                                         TRUSTEES U/A/T DATED DECEMBER 30, 1976
Investment Amount:   $0                  FOR THE CHILDREN OF HENRY LEA
                  -----------            HILLMAN, JR.
Common Shares:        0
              ---------------
Warrant Shares:       0
               ---------------

Address for Notice:                     By:
c/o Maurice J. White                       ---------------------------------
The Hillman Company                        C.G. Grefenstette, Trustee
1800 Grant Building
Pittsburgh, PA 15219                    By:
                                           --------------------------------
                                           L.M. Wagner, Trustee

RESIDENCE:  Pennsylvania                C.G. GREFENSTETTE AND L.M. WAGNER,
                                        TRUSTEES U/A/T DATED DECEMBER 30,
Investment Amount:   $0                 1976 FORTHE CHILDREN OF WILLIAM
                  --------              TALBOTT HILLMAN
Common Shares:        0
              ------------
Warrant Shares:       0
               -----------               By:
                                              ---------------------------------
Address for Notice:                           C.G. Grefenstette, Trustee
c/o Maurice J. White
The Hillman Company                      By:  ---------------------------------
1800 Grant Building                           L.M. Wagner, Trustee
Pittsburgh, PA 15219


RESIDENCE:  New York                     SPECIAL SITUATIONS FUND III, L.P.

Investment Amount:  $446,880
                  ----------
Common Shares:       470,400
              ---------------
Warrant Shares:      117,600             By:
               ---------------              ----------------------------------
                                         Name: David Greenhouse
Address for Notice:                      Title: General Partner
153 E. 53rd Street, 51st Floor
New York, NY 10022


RESIDENCE:  New York                     SPECIAL SITUATIONS FUND CAYMAN, L.P.

Investment Amount:  $214,130
                  -----------
Common Shares:       225,400
              ---------------
Warrant Shares:       56,350             By:
               --------------               ---------------------------------
                                         Name: David Greenhouse
Address for Notice:                      Title: General Partner
153 E. 53rd Street, 51st Floor
New York, NY 10022


RESIDENCE:  New York                     SPECIAL SITUATIONS PRIVATE EQUITY
                                         FUND, L.P.
Investment Amount:  $148,960
                  ------------
Common Shares:        156,800
              ----------------
Warrant Shares:        39,200            By:
               ---------------              ----------------------------------
                                         Name: David Greenhouse
Address for Notice:                      Title: General Partner
153 E. 53rd Street, 51st Floor
New York, NY 10022

RESIDENCE:  New York                      SPECIAL SITUATIONS TECHNOLOGY
                                          FUND, L.P.
Investment Amount:  $0
                  ------
Common Shares:       0
              ----------
Warrant Shares:      0                    By:
               ---------                     -----------------------------------
                                          Name:  David Greenhouse
Address for Notice:                       Title: General Partner
153 E. 53rd Street, 51st Floor
New York, NY 10022


RESIDENCE:  California                    MICRO CAP PARTNERS, L.P.

Investment Amount:  $0                    By: Palo Alto Investors LLC
                  --------                Title: General Partner
Common Shares:       0
              ------------
Warrant Shares:      0
               -----------
                                          By: Palo Alto Investors
Address for Notice:                       Title: Manager
Mr. Will Edwards
Palo Alto Investors
470 University Avenue                     By:
Palo Alto, CA 94301                          ----------------------------------
                                          Name: William L. Edwards
                                          Title: President

RESIDENCE:  British Columbia              Her Majesty the Queen in Right of the
                                          Province British Columbia

Investment Amount:  $0
                  ---------
Common Shares:       0                    By: Wellington Management Company, LLP
              -------------               Title: Investment Adviser
Warrant Shares:      0
               ------------
Address for Notice:
Wellington Management Company, LLP
Attn:  Gina Di Mento
75 State Street                           By:
Boston, MA  02109                            ----------------------------------
                                          Name: Julie A. Jenkins
                                          Title: Vice President and Counsel

RESIDENCE:  Michigan                  The Dow Chemical Employees' Retirement
                                      Plan
Investment Amount:  $57,000
                  ---------------     By: Wellington Management Company,  LLP
Common Shares:       60,000           Title: Investment Adviser
              -------------------
Warrant Shares:      15,000
               ------------------

Address for Notice:
Wellington Management Company, LLP
Attn:  Gina Di Mento                  By:
75 State Street                          ---------------------------------------
Boston, MA  02109                     Name:  Julie A. Jenkins
                                      Title: Vice President and Counsel


RESIDENCE:  New York                  The Retirement Program Plan for Employees
                                      of Union Carbide Corporation
Investment Amount:  $47,500
                  ---------------
Common Shares:       50,000           By: Wellington Management Company, LLP
              -------------------     Title: Investment Adviser
Warrant Shares:      12,500
               ------------------

Address for Notice:
Wellington Management Company, LLP
Attn:  Gina Di Mento
75 State Street                       By:
Boston, MA  02109                     ------------------------------------------
                                      Name: Julie A. Jenkins
                                      Title: Vice President and Counsel


RESIDENCE:  Singapore                 Government of Singapore Investment
                                      Corporation Pte Ltd
Investment Amount:  $     0
                  ---------------
Common Shares:            0           By: Wellington Management Company,  LLP
              -------------------     Title: Investment Adviser
Warrant Shares:           0
               ------------------

Address for Notice:
Wellington Management Company, LLP
Attn:  Gina Di Mento
75 State Street                       By:
Boston, MA  02109                        ---------------------------------------
                                      Name: Julie A. Jenkins
                                      Title: Vice President and Counsel

RESIDENCE:  Maryland                    Howard Hughes Medical Institute

Investment Amount: $61,750              By: Wellington Management Company,  LLP
                  ---------------       Title: Investment Adviser
Common Shares:      65,000
              -------------------
Warrant Shares:     16,250
               ------------------

Address for Notice:
Wellington Management Company, LLP
Attn:  Gina Di Mento                    By:
75 State Street                            -----------------------------------
Boston, MA  02109                       Name: Julie A. Jenkins
                                        Title: Vice President and Counsel


RESIDENCE:  New York                    New York State Nurses Association
                                        Pension Plan
Investment Amount:  $41,800
                  ---------------       By: Wellington Management Company, LLP
Common Shares:       44,000             Title: Investment Adviser
              -------------------
Warrant Shares:      11,000
                -----------------

Address for Notice:
Wellington Management Company, LLP
Attn:  Gina Di Mento                    By:
75 State Street                            ----------------------------------
Boston, MA  02109                       Name: Julie A. Jenkins
                                        Title: Vice President and Counsel


RESIDENCE:  Ohio                        Ohio Carpenters' Pension Fund

Investment Amount:  $109,250            By: Wellington Management Company, LLP
                  ---------------
Common Shares:       115,000            Title: Investment Adviser
              -------------------
Warrant Shares:       28,750
               ------------------

Address for Notice:
Wellington Management Company, LLP
Attn:  Gina Di Mento                    By:
75 State Street                            ----------------------------------
Boston, MA  02109                       Name: Julie A. Jenkins
                                        Title: Vice President and Counsel

RESIDENCE:  Ohio                       Laborers' District Council and
                                       Contractors' of Ohio Pension Fund
Investment Amount:  $71,250
                  ---------------
Common Shares:       75,000            By: Wellington Management Company,  LLP
              -------------------      Title: Investment Adviser
Warrant Shares:      18,750
               ------------------

Address for Notice:
Wellington Management Company, LLP
Attn:  Gina Di Mento
75 State Street                        By:
Boston, MA  02109                         --------------------------------------
                                       Name: Julie A. Jenkins
                                       Title: Vice President and Counsel

RESIDENCE:  Oregon                     Oregon Investment Council

Investment Amount:  $     0            By: Wellington Management Company,  LLP
                  ---------------      Title: Investment Adviser
Common Shares:            0
              -------------------
Warrant Shares:           0
              -------------------

Address for Notice:
Wellington Management Company, LLP
Attn:  Gina Di Mento                   By:
75 State Street                           --------------------------------------
Boston, MA  02109                      Name: Julie A. Jenkins
                                       Title: Vice President and Counsel


RESIDENCE:  New Jersey                 The Robert Wood Johnson Foundation

Investment Amount:  $66,500            By: Wellington Management Company,  LLP
                  ---------------      Title: Investment Adviser
Common Shares:       70,000
              -------------------
Warrant Shares:      17,500
              -------------------

Address for Notice:
Wellington Management Company, LLP
Attn:  Gina Di Mento                   By:
75 State Street                          ---------------------------------------
Boston, MA  02109                      Name: Julie A. Jenkins
                                       Title: Vice President and Counsel

RESIDENCE:  Massachusetts                WTC-CIF Emerging Companies Portfolio

Investment Amount:  $  0                 By: Wellington Management Company, LLP
                  ---------------        Title: Investment Adviser
Common Shares:         0
              -------------------
Warrant Shares:        0
               ------------------
Address for Notice:
Wellington Management Company, LLP
Attn:  Gina Di Mento                     By:
75 State Street                             -----------------------------------
Boston, MA  02109                        Name: Julie A. Jenkins
                                         Title: Vice President and Counsel


RESIDENCE:  Massachusetts                WTC-CTF Emerging Companies Portfolio

Investment Amount:  $  0                 By: Wellington Management Company,  LLP
                  ---------------        Title: Investment Adviser
Common Shares:         0
              -------------------
Warrant Shares:        0
               ------------------
Address for Notice:
Wellington Management Company, LLP
Attn:  Gina Di Mento                     By:
75 State Street                             ----------------------------------
Boston, MA  02109                        Name: Julie A. Jenkins
                                         Title: Vice President and Counsel


RESIDENCE:  Australia                    Australian  Retirement Fund

Investment Amount:  $ 9,500              By: Wellington Management Company, LLP
                  ---------------        Title: Investment Adviser
Common Shares:       10,000
              -------------------
Warrant Shares:       2,500
               ------------------
Address for Notice:
Wellington Management Company, LLP
Attn:  Gina Di Mento                     By:
75 State Street                             -----------------------------------
Boston, MA  02109                        Name: Julie A. Jenkins
                                         Title: Vice President and Counsel

RESIDENCE:  Alberta, Canada             TELUS Corporation

Investment Amount:  $ 0                 By: Wellington Management Company, LLP
                  ---------------       Title: Investment Adviser
Common Shares:        0
              -------------------
Warrant Shares:       0
               ------------------
Address for Notice:
Wellington Management Company, LLP
Attn:  Gina Di Mento                    By:
75 State Street                            ------------------------------------
Boston, MA  02109                       Name: Julie A. Jenkins
                                        Title: Vice President and Counsel


RESIDENCE:  Australia                   JB Were Global Small Companies Fund

Investment Amount:  $66,500             By: Wellington Management Company, LLP
                  ---------------       Title: Investment Adviser
Common Shares:       70,000
              -------------------
Warrant Shares:      17,500
               ------------------
Address for Notice:
Wellington Management Company, LLP
Attn:  Gina Di Mento                    By:
75 State Street                            -------------------------------------
Boston, MA  02109                       Name: Julie A. Jenkins
                                        Title: Vice President and Counsel


RESIDENCE:  New Zealand                 NZ Funds Global Small Companies Trust

Investment Amount:  $ 0                 By: Wellington Management Company, LLP
                  ---------------       Title: Investment Adviser
Common Shares:        0
              -------------------
Warrant Shares:       0
               ------------------

Address for Notice:
Wellington Management Company, LLP
Attn:  Gina Di Mento                    By:
75 State Street                            ------------------------------------
Boston, MA  02109                       Name: Julie A. Jenkins
                                        Title: Vice President and Counsel

RESIDENCE:  Australia                   Retail Employees' Superannuation Pty Ltd

Investment Amount:  $0                  By: Wellington Management Company, LLP
                  ---------------       Title: Investment Adviser
Common Shares:       0
              -------------------
Warrant Shares:      0
               ------------------

Address for Notice:
Wellington Management Company, LLP
Attn:  Gina Di Mento                    By:
75 State Street                            ------------------------------------
Boston, MA  02109                       Name: Julie A. Jenkins
                                        Title: Vice President and Counsel


RESIDENCE:  Pennsylvania                SEI Institutional Investment Trust,
                                        Small Cap Growth Fund
Investment Amount:  $66,500
                  ---------------
Common Shares:       70,000             By: Wellington Management Company,  LLP
              -------------------       Title: Investment Adviser
Warrant Shares:      17,500
               ------------------

Address for Notice:
Wellington Management Company, LLP
Attn:  Gina Di Mento
75 State Street                         By:
Boston, MA  02109                          ------------------------------------
                                        Name: Julie A. Jenkins
                                        Title: Vice President and Counsel

RESIDENCE:  Pennsylvania                SEI Institutional Managed Trust,
                                        Small Cap Growth Fund
Investment Amount: $ 95,000
                  ---------------
Common Shares:      100,000             By: Wellington Management Company, LLP
              -------------------       Title: Investment Adviser
Warrant Shares:      25,000
               ------------------

Address for Notice:
Wellington Management Company, LLP
Attn:  Gina Di Mento
75 State Street                         By:
Boston, MA  02109                          ------------------------------------
                                        Name: Julie A. Jenkins
                                        Title: Vice President and Counsel

RESIDENCE:  Alberta, Canada             TELUS Foreign Equity Active Pool

Investment Amount:  $7,600              By: Wellington Management Company, LLP
                  ---------------       Title: Investment Adviser
Common Shares:       8,000
              -------------------
Warrant Shares:      2,000
               ------------------

Address for Notice:
Wellington Management Company, LLP
Attn:  Gina Di Mento                    By:
75 State Street                            -------------------------------------
Boston, MA  02109                       Name: Julie A. Jenkins
                                        Title: Vice President and Counsel


RESIDENCE:  Australia                   Telstra Super Pty Ltd

Investment Amount:  $    0              By: Wellington Management Company, LLP
                  ---------------       Title: Investment Adviser
Common Shares:           0
              -------------------
Warrant Shares:          0
               ------------------

Address for Notice:
Wellington Management Company, LLP
Attn:  Gina Di Mento                    By:
75 State Street                            -------------------------------------
Boston, MA  02109                       Name: Julie A. Jenkins
                                        Title: Vice President and Counsel


RESIDENCE:  Ireland                     WMP (Dublin) -- Global Smaller Companies
                                        Equity
Investment Amount:  $    0
                  ---------------
Common Shares:           0              By: Wellington Management Company, LLP
              -------------------       Title: Investment Adviser
Warrant Shares:          0
               ------------------

Address for Notice:
Wellington Management Company, LLP
Attn:  Gina Di Mento
75 State Street                         By:
Boston, MA  02109                          -------------------------------------
                                        Name: Julie A. Jenkins
                                        Title: Vice President and Counsel

                        Approval of Additional Investors

        Pursuant to Section 9.1 of the Agreement, the following Initial Investors hereby consent to the sale of securities to the Additional Investors listed on these signature pages at the price and on the terms set forth in the Agreement.

                                       ALLOY VENTURES 2002, LLC



                                       By:
                                          ------------------------------------
                                       Name: John F. Shoch
                                       Title: Managing Member

                                       WELLINGTON MANAGEMENT COMPANY, LLP


                                       By:
                                          ------------------------------------
                                       Name: Julie A. Jenkins
                                       Title: Vice President and Counsel